Prospectus Supplement -- Nov. 30, 2004*

Fund Name                                                     Prospectus Form #
AXP Partners Aggressive Growth Fund (July 30, 2004)                S-6260-99 D
AXP Partners Growth Fund (July 30, 2004)                           S-6261-99 D

In the "Investment Manager" section under the heading "AEFC," the following language has been added:

AEFC also serves as investment manager to the AXP Portfolio Builder Series, a group of six funds-of-funds (the Portfolio Builder Funds) that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. As a result, the Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage transactions for the Portfolio Builder Funds. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors on the steps it has taken to manage any potential conflicts of interest.



S-6260-21 A (11/04)

Valid until next update.

*Destroy July 29, 2005